SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):  October 26, 2007

THE GORMAN-RUPP COMPANY
(Exact Name of Registrant as Specified in its Charter)

Ohio

(State or Other Jurisdiction of Incorporation)

1-6747	34-0253990

(Commission File Number)	(I.R.S. Employee Identification No.)

305 Bowman Street, Mansfield, Ohio	44903

(Address of Principal Executive Offices)	(Zip Code)

(419) 755-1011

(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
     On October 26, 2007, The Gorman-Rupp Company issued a news release announcing its unaudited financial results for the third quarter ended September 30, 2007 and a five-for-four split of its Common Shares in the form of a distribution of one additional Common Share for each four Common Shares previously issued. The distribution will be made on December 10, 2007 to shareholders of record at the close of business on November 15, 2007. The Company also announced in this news release the declaration of a cash dividend in the amount of $0.10 per share on its post-split Common Shares payable December 10, 2007 to shareholders of record November 15, 2007. This news release is included as Exhibit 99 and is being furnished, not filed, with this Current Report on Form 8-K.
Item 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit

	(99)	News Release dated October 26, 2007
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GORMAN-RUPP COMPANY

By	/s/ David P. Emmens David P. Emmens
Corporate Counsel and Secretary
October 29, 2007
EXHIBIT INDEX

Exhibit		Page

(99)	News Release dated October 26, 2007	3